SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.              )

Filed by the Registrant    ☒

Filed by a party other than the Registrant    ☐

Check the appropriate box:

☐ Preliminary proxy statement	☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐     Definitive proxy statement

☒   Definitive additional materials

☐     Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

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DELPHI AUTOMOTIVE SYSTEMS CORPORATION
(Name of Registrant as Specified in Its Charter)

...................................................................... ............................................................................. ............................................................................. ............................................................................. ........................

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):

☒     No fee required.

☐     Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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(2)	Aggregate number of securities to which transaction applies:
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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
............................................................... ........................................................................... ........................................................................... .............

(4)	Proposed maximum aggregate value of transaction:
.

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(5)	Total fee paid:
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☐     Fee paid previously with preliminary materials.

☐     Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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March 27, 2000

DELPHI AUTOMOTIVE SYSTEMS CORPORATION
Notice of Annual Meeting

Dear Delphi Stockholder:

Thank you for electing to receive an electronic version of our annual report and proxy statement for our 2000 Annual Meeting. Under Delaware law we are required to send to you this notice of the annual meeting in writing.

Our 2000 annual meeting of stockholders will be held at the Delphi Delco Electronics Systems Headquarters, One Corporate Center, Kokomo, Indiana on May 10, 2000. The annual meeting will begin promptly at 8:00 a.m., local time. This is our first annual meeting since we became an independent company last year. The purpose of the meeting is to vote on the proposals listed below and to transact such other business as may properly come before the meeting or any adjournment or postponement of the meeting.

Proposal 1.	The election of four directors to the three-year terms on the Board of Directors. The Board has nominated for re-election J.T. Battenberg III, Virgis W. Colbert, Shoichiro Irimajiri and Susan A. McLaughlin, all current directors.

Proposal 2.	Approval of the material terms of the performance goals under the Delphi Incentive Compensation Program for purposes of Section 162(m) of the Internal Revenue Code.

Proposal 3.	The ratification of Deloitte & Touche LLP as Delphi's independent public accountants for 2000. Deloitte & Touche LLP served in this same capacity in 1999.

Proposal 4.	A stockholder proposal relating to the redemption of Delphi's stockholder rights plan.

Proposal 5.	A stockholder proposal relating to the adoption of a code for Delphi's international operations.

If you plan to attend the meeting, please call Delphi's Stockholder Services at 1-800-818-6599 to request an admission ticket and directions to the annual meeting. If you live outside the U.S. call collect 1-781-575-3900.

You can access Delphi's annual report and proxy statement at Delphi's home page on the World Wide Web at www.delphiauto.com. Once you've read these proxy materials, you can hyperlink to www.eproxyvote.com/dph in order to cast your vote via the Internet. You are also free to cast your vote by completing and mailing the enclosed proxy card, or by calling the telephone number given on the enclosed proxy card. Further details on how to vote your shares are contained in the enclosed proxy card as well as in our proxy statement.

/s/ J.T. Battenberg III

J.T. Battenberg III
Chairman, President and Chief Executive Officer

Dear Shareholder:

Recently, you consented to receive your Annual Meeting material over the Internet. This e-mail provides the information you will need to view the Annual Meeting material online, vote your shares, and print a copy of the materials.

View Annual Meeting Materials

To view the 1999 Annual Report and 2000 Proxy Statement, please go to the web site
http://www.delphiauto.com/ir/index.cfm?location=1476

Vote your Proxy

To vote your proxy over the Internet, go to the web site
http://www.eproxyvote.com/dph

To access and vote your proxy card, you will need to enter your control number exactly as it appears below.

Control Number:

Thank you for participating in the Delphi Automotive Systems Corporation Paperless Annual Meeting Material Program.

Remember, your vote counts!

Delphi Automotive Systems Corporation

2000 Telephone Voting Script

Toll Free: 1-877-PRX-VOTE or 1-877-779-8683
Outside the U.S. Call 1-201-536-8073

1.	Welcome to the electronic voting system. Please have your proxy card or voting instruction sheet or ballot available before voting.

2.	Enter the Voter Control Number as it appears on the card followed by the pound sign.

3.	One moment please while we verify your information.

4.	Enter the last four digits of the U.S. Social Security number or the U.S. taxpayer identification number for this account followed by the pound sign.

5.	The company that you are voting is Delphi Automotive Systems Corporation.

6.	Your vote is subject to the same terms and authorizations as indicated on the proxy card. It also authorizes the named proxies to vote according to the instructions at the meeting of the stockholders.

7.	To vote all proposals in accordance with the recommendations of the Board of Directors, press 1. If you wish to vote on one proposal at a time, press 2.
If 1, go to Playback.
If 2, go to 8.

8.	Item # 1. To vote for all nominees press 1. To withhold from all nominees press 2. To withhold from individual nominees press 3.
If 1, go to 9.
If 2, go to 9
If 3, go to Director Exception.

Director Exception
Enter the 2-digit number next to the nominee from whom you would like to withhold your vote followed by the pound key. Or if you have completed voting on directors, press the pound key again.
                If pound key entered twice, go to the next item.
                If valid nominee number, go to Next Nominee.

Next Nominee
To withhold your vote from another nominee, enter the 2-digit number next to the nominee followed by the pound key, or if you have completed voting on directors press the pound key again.
                If pound key entered twice, go to the next item.
                If valid nominee number, go to Next Nominee.

Invalid Nominee Number
You have entered an invalid nominee number.
                {Go to Next Nominee.}

9.	Item # 2. To vote for, press 1; against, press 2; abstain, press 3.
If 1, go to 10.
If 2, go to 10.
If 3, go to 10.

10.	Item # 3. To vote for, press 1; against, press 2; abstain, press 3.
If 1, go to 11.
If 2, go to 11.
If 3, go to 11.

11.	Item # 4. To vote for, press 1; against, press 2; abstain, press 3.
If 1, go to 12.
If 2, go to 12.
If 3, go to 12.

12.	Item # 5. To vote for, press 1; against, press 2; abstain, press 3.
If 1, go to 13.
If 2, go to 13.
If 3, go to 13.

13.	You have cast your vote as follows:
Playback {Playback the appropriate vote for this proxy card.}

Default Playback
You have voted in the manner recommended by the Board of Directors.

Director Proposal Playback
Voted for all nominees: Item #. You have voted for all nominees.

Withhold from all nominees: Item #. You have voted to withhold your vote from all nominees.

Withhold from individual nominees: Item #. You have voted for all nominees except for the following nominee numbers

For/Against/Abstain Proposal Playback
Item # {For | Against | Abstain}

14.	To confirm your vote, press 1. To cancel your vote, press 2.
If 1, go to 18.
If 2, go to 17.

15.	Your vote has been cancelled. If you wish to vote another card, press 1. Otherwise, please hang up and mark, sign, and return your card in the envelope provided. Thank you for calling.

16.	Your vote has been successfully recorded. It is not necessary for you to mail your card. If you wish to vote another card or change your vote, press 1. Otherwise, please hang up. Thank you for voting.

Invalid Control Numbers
We are unable to authenticate the information that you entered.

No Key Pressed
Go to the same item (repeat three times); otherwise, go to Error.

Invalid Number
Go to the same item (repeat three times); otherwise, go to Error.

Error
We are unable to process your request at this time. Thank you for calling.
                 {Call ends.}

[LOGO of DELPHI AUTOMOTIVE SYSTEMS]

PROXY/VOTING INSTRUCTION CARD

PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF STOCKHOLDERS

Delphi Delco Electronics Systems Headquarters
One Corporate Center, Kokomo, Indiana
WEDNESDAY, MAY 10, 2000, 8:00 A.M. LOCAL TIME

The undersigned authorizes J.T. Battenberg III and Thomas H. Wyman and each of them, with full power of substitution, as proxies of the undersigned to vote the COMMON STOCK of the undersigned upon the nominees for Director (J.T. Battenberg III, Virgis W. Colbert, Shoichiro Irimajiri and Susan A. McLaughlin), upon the other items shown on the reverse side, which are described on pages 4 through 15 of the Proxy Statement, and upon all other matters which may properly come before the 2000 Annual Meeting of Stockholders of Delphi Automotive Systems Corporation, or any adjournment thereof.

This card also provides voting instructions for shares held in the various employee savings plans of Delphi and its subsidiaries and certain other employee savings plans as described in the Proxy Statement. IF YOUR REGISTRATIONS ARE NOT IDENTICAL, YOU MAY RECEIVE MORE THAN ONE SET OF PROXY MATERIALS. PLEASE VOTE ALL CARDS YOU RECEIVE.

YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICES BY MARKING THE APPROPRIATE BOXES (SEE REVERSE SIDE) BUT YOU NEED NOT MARK ANY BOXES IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
ITEMS 1, 2, AND 3, AND "AGAINST" ITEMS 4 AND 5

Check this box to cast your vote in accordance with the recommendations of the Board of Directors  ☐

The board of Directors Recommends a Vote "FOR" all Nominees for Director.

	For all Nominees	Withhold
	Except As Noted	As To All
	Below	Nominees
1. Election of Directors	☐	☐
Or, check the box for the Director(s) from whom you wish to withhold your vote:

☐ J.T. Battenberg III	☐ Virgis W. Colbert	☐ Shoichiro Irimajiri	☐ Susan A. McLaughlin

The Board of Directors Recommends a Vote "FOR" Proposals 2 and 3

	For	Against	Abstain
2. Approval of material terms of performance goals under	☐	☐	☐
Delphi's Incentive Compensation Program for purposes of § 162(m)

	For	Against	Abstain
3. Ratify selection of independent accountants	☐	☐	☐

The Board of Directors Recommends a Vote "AGAINST" Proposals 4 and 5.

	For	Against	Abstain
4. Stockholder proposal relating to the redemption of Delphi's	☐	☐	☐
stockholder rights plan

	For	Against	Abstain
5. Stockholder proposal relating to adoption of code for	☐	☐	☐
Delphi's international operations

To submit your vote please click the button below.
(Your vote will not be counted until the Submit Your Vote button is clicked.)

[SUBMIT YOUR VOTE]

[LOGO of DELPHI AUTOMOTIVE SYSTEMS]

[VOTE BY NET]

Your proxy vote has been recorded as follows:

1. Election of Directors

2. Approval of material terms of performance goals under
Delphi's Incentive Compensation Program for purposes of § 162(m)

3. Ratify selection of independent accountants

4. Stockholder proposal relating to the redemption of Delphi's stockholder rights plan

5. Stockholder proposal relating to adoption of code
for Delphi's international operations

Please review your vote. If this is incorrect, please use the Back button on your browser, change your vote and resubmit.
If this is correct, please click the button below.

[PROCEED]

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[VOTE BY NET]

Success! Your vote has been cast and will be
tabulated by Equiserve within 24 hours. Please
take a moment to review the options below.

If you wish to receive all future Delphi Automotive
Systems Corporation Annual Meeting materials, such
as, annual report, proxy statement and your voter
control number, online, click the button below.

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If you wish to submit comments to Delphi
Automotive Systems Corporation, click the button below.

[SUBMIT COMMENTS]

If you wish to submit an address change request for
this account, click the button below.

[PROCEED]

You can now vote another proxy card or exit to the
Delphi Automotive Systems Corporation homepage
or EquiServe's homepage.

[VOTE ANOTHER PROXY]

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[VOTE BY NET]

Annual Meeting
Materials Online

Thank you for considering to receive your Delphi
Automotive Systems Annual Meeting materials online.

By filling out this form, you are agreeing to receive
your Annual Meeting materials online and you will
continue to receive these materials online every year
unless you revoke your consent.

Before proceeding, please read the section on
Important Considerations and also the Frequently
Asked Questions (FAQ)

Click on the button below to proceed:

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